Supplement dated January 28, 2011 to each prospectus listed below

Fund Name (the “Funds”)	Prospectus(es) Dated
Columbia Income Builder Fund (formerly RiverSource Income Builder Basic Income Fund)	April 1, 2010	Sept. 27, 2010

Columbia Income Builder Fund II (formerly RiverSource Income Builder Moderate Income Fund)	April 1, 2010	–

Columbia Income Builder Fund III (formerly RiverSource Income Builder Enhanced Income Fund)	April 1, 2010	–

As applicable throughout each prospectus, the following underlying funds names have been changed as follows:

Old Name	New Name
RiverSource Absolute Return Currency and Income Fund	Columbia Absolute Return Currency and Income Fund

RiverSource Diversified Bond Fund	Columbia Diversified Bond Fund

RiverSource Dividend Opportunity Fund	Columbia Dividend Opportunity Fund

RiverSource Emerging Markets Bond Fund	Columbia Emerging Markets Bond Fund

RiverSource Floating Rate Fund	Columbia Floating Rate Fund

RiverSource Global Bond Fund	Columbia Global Bond Fund

RiverSource High Yield Bond Fund	Columbia High Yield Bond Fund

RiverSource Income Opportunities Fund	Columbia Income Opportunities Fund

RiverSource Inflation Protected Securities Fund	Columbia Inflation Protected Securities Fund

RiverSource Disciplined Equity Fund	Columbia Large Core Quantitative Fund

RiverSource Disciplined Large Cap Value Fund	Columbia Large Value Quantitative Fund

RiverSource Limited Duration Bond Fund	Columbia Limited Duration Credit Fund

RiverSource Cash Management Fund	Columbia Money Market Fund

RiverSource U.S. Government Mortgage Fund	Columbia U.S. Government Mortgage Fund

For each prospectus, Table 1 under the section “More Information about the Funds – Principal Investment Strategies of the Funds – Investment Category Allocation” is replaced in its entirety with the following:

Investment Category Allocation. Within the equity and fixed income asset classes, the investment manager establishes allocations for the Funds, seeking to achieve each Fund’s objective by investing in defined investment categories. Fixed income investment categories include underlying funds that invest in: treasury inflation protected securities, mortgage- and asset-backed securities, core plus (primarily domestic investment grade bonds), high yield bonds, high yield loans, international bonds and emerging markets bonds. The investment manager also may allocate assets to money market (cash) or alternative investment strategy funds. Equity investment categories include underlying funds that invest in: U.S. large cap, mid cap and small cap equities (including growth, value and core/blend styles), international equities (including emerging market securities) and specialty. The target allocation range constraints set forth in Table 1 are intended to promote diversification within asset classes, and the investment manager takes into account factors such as style, sector, market capitalization, geographic location, credit quality, interest rate outlook, and yield potential. Proposed allocation shifts are reviewed and approved by the investment manager as part of its qualitative review.

Table 1. Investment Category Ranges by Fund

Income Builder Funds
(Target Allocation Range –
	Investment Category	Eligible Underlying Fund*	Under Normal Market Conditions)**
Asset Class
(Target Ranges			Income	Income	Income
set forth in			Builder	Builder	Builder
Table 2)			Fund	Fund II	Fund III
Equity	U.S. Large Cap	Columbia Large Core Quantitative Fund	0-30%	0-35%	0-40%

		Columbia Large Growth Quantitative Fund	0-30%	0-35%	0-40%

		Columbia Large Value Quantitative Fund	0-30%	0-35%	0-40%

		Columbia Dividend Income Fund	0-30%	0-35%	0-40%

		Columbia Large Cap Growth Fund	0-30%	0-35%	0-40%

		Columbia Contrarian Core Fund	0-30%	0-35%	0-40%

		Columbia Diversified Equity Income Fund	0-30%	0-35%	0-40%

		Columbia Select Large-Cap Value Fund	0-30%	0-35%	0-40%

		Columbia Select Large-Cap Growth Fund	0-30%	0-35%	0-40%

		Columbia Strategic Investor Fund	0-30%	0-35%	0-40%

		Columbia Value and Restructuring Fund	0-30%	0-35%	0-40%

		Columbia Large Cap Enhanced Core Fund	0-30%	0-35%	0-40%

		Columbia Large Cap Core Fund	0-30%	0-35%	0-40%

		Columbia Large Cap Value Fund	0-30%	0-35%	0-40%

		Columbia Marsico Focused Equities Fund	0-30%	0-35%	0-40%

		Columbia Marsico Growth Fund	0-30%	0-35%	0-40%

		Columbia Seligman Communications and Information Fund	0-30%	0-35%	0-40%

		Columbia Recovery and Infrastructure Fund	0-30%	0-35%	0-40%

	U.S. Mid and Small Cap	RiverSource Disciplined Small and Mid Cap Equity Fund	0-30%	0-35%	0-40%

		RiverSource Disciplined Small Cap Value Fund	0-30%	0-35%	0-40%

		Columbia Acorn USA	0-30%	0-35%	0-40%

		Columbia Dividend Opportunity Fund	0-30%	0-35%	0-40%

		Columbia Equity Value Fund	0-30%	0-35%	0-40%

		Columbia Mid Cap Growth Opportunity Fund	0-30%	0-35%	0-40%

		Columbia Mid Cap Growth Fund	0-30%	0-35%	0-40%

		Columbia Acorn Fund	0-30%	0-35%	0-40%

		Columbia Mid-Cap Index Fund	0-30%	0-35%	0-40%

		Columbia Mid-Cap Value Fund	0-30%	0-35%	0-40%

		Columbia Mid Cap Value Opportunity Fund	0-30%	0-35%	0-40%

		Columbia Acorn Select	0-30%	0-35%	0-40%

	U.S. Small Cap	Columbia Multi-Advisor Small Cap Value Fund	0-30%	0-35%	0-40%

		Columbia Frontier Fund	0-30%	0-35%	0-40%

		Columbia Small Cap Core Fund	0-30%	0-35%	0-40%

		Columbia Small Cap Growth Fund I	0-30%	0-35%	0-40%

		Columbia Small Cap Value Fund I	0-30%	0-35%	0-40%

		Columbia Small Cap Value Fund II	0-30%	0-35%	0-40%

		Columbia Select Smaller-Cap Value Fund	0-30%	0-35%	0-40%

	Emerging Markets Equities	Columbia Emerging Markets Fund	0-10%	0-15%	0-20%

	International Developed Equities	RiverSource Disciplined International Equity Fund	0-10%	0-15%	0-20%

		Columbia Multi-Advisor International Value Fund	0-10%	0-15%	0-20%

		Columbia Acorn International Select	0-10%	0-15%	0-20%

		Columbia Marsico International Opportunities Fund	0-10%	0-15%	0-20%

		Columbia International Value Fund	0-10%	0-15%	0-20%

Income Builder Funds
(Target Allocation Range –
	Investment Category	Eligible Underlying Fund*	Under Normal Market Conditions)**
Asset Class
(Target Ranges			Income	Income	Income
set forth in			Builder	Builder	Builder
Table 2)			Fund	Fund II	Fund III
		Columbia Seligman Global Technology Fund	0-10%	0-15%	0-20%

		Columbia Emerging Markets Opportunity Fund	0-10%	0-15%	0-20%

		Columbia European Equity Fund	0-10%	0-15%	0-20%

		Columbia Global Equity Fund	0-10%	0-15%	0-20%

		Columbia Acorn International	0-10%	0-15%	0-20%

		Columbia Global Extended Alpha Fund	0-10%	0-15%	0-20%

		Columbia Multi-Advisor International Equity Fund	0-10%	0-15%	0-20%

		Columbia Asia Pacific ex-Japan Fund	0-10%	0-15%	0-20%

		Columbia Pacific Asia Fund	0-10%	0-15%	0-20%

	Specialty	Columbia 120/20 Contrarian Equity Fund	0-10%	0-15%	0-20%

		Columbia Convertible Securities Fund	0-10%	0-15%	0-20%

		Columbia Real Estate Equity Fund	0-10%	0-15%	0-20%

		Columbia Energy and Natural Resources Fund	0-10%	0-15%	0-20%

		RiverSource Real Estate Fund	0-10%	0-15%	0-20%

Fixed Income	TIPS/Government Bonds	Columbia Inflation Protected Securities Fund	0-40%	0-40%	0-40%

		Columbia U.S. Treasury Index Fund	0-40%	0-40%	0-40%

	U.S. Investment Grade Bonds	Columbia U.S. Government Mortgage Fund	0-40%	0-40%	0-40%

		Columbia Bond Fund	0-40%	0-40%	0-40%

		Columbia Corporate Income Fund	0-40%	0-40%	0-40%

		Columbia Intermediate Bond Fund	0-40%	0-40%	0-40%

		Columbia Short Term Bond Fund	0-40%	0-40%	0-40%

		Columbia Diversified Bond Fund	0-40%	0-40%	0-40%

		Columbia Limited Duration Credit Fund	0-40%	0-40%	0-40%

	U.S. High Yield Bonds	Columbia High Yield Bond Fund	0-15%	0-30%	0-35%

		Columbia Income Opportunities Fund	0-15%	0-30%	0-35%

	Floating Rate	Columbia Floating Rate Fund	0-15%	0-20%	0-20%

	International Bonds	Columbia Global Bond Fund	0-10%	0-15%	0-20%

		Columbia International Bond Fund	0-10%	0-15%	0-20%

	Emerging Markets Bonds	Columbia Emerging Markets Bond Fund	0-15%	0-30%	0-35%

Cash	Cash	Columbia Money Market Fund	0-15%	0-10%	0-5%

Alternative Investment Strategies		Columbia Absolute Return Currency and Income Fund	0-5%	0-10%	0-15%

*	A summary of the principal investment strategies of each eligible underlying fund is set forth in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B. The prospectuses and Statement of Additional Information for the underlying funds are incorporated by reference into this prospectus and can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com. Additional information regarding the underlying funds may be found in the Statement of Additional Information. Additional underlying funds may be added in the future either in addition to, or to replace, current underlying funds in an investment category.

**	Market appreciation or depreciation may cause each Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund’s Board of Directors.

For each prospectus, the section titled “More Information about the Funds — Certain Principal Risks of the Underlying Funds” is replaced in its entirety with the following:

Active Management Risk. The underlying funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds’ investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.
Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the underlying fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the underlying fund’s concentration, its overall value may decline to a greater degree than if it held a less concentrated portfolio. The more a fund diversifies, the more it spreads risk.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle held by the underlying fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.
Credit Risk. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the underlying fund purchases unrated securities, or if the rating of a security is reduced after purchase, the underlying fund will depend on the investment manager’s analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund’s exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.
Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.
Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.
Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.
Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.
Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.
Foreign Currency Risk. The underlying fund’s exposure to foreign currencies subjects the underlying fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the underlying fund’s exposure to foreign currencies may reduce the returns of the underlying fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.
Geographic Concentration Risk. The underlying fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.
Highly Leveraged Transactions Risk. The high yield debt instruments in which the underlying fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The underlying fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the underlying fund’s investment manager upon its credit analysis to be a suitable investment by the underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
High-Yield Securities Risk. Non-investment grade loans or securities, commonly called “high-yield” or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loan at a price approximating the value previously placed on it.
Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the underlying fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.
Industry Concentration Risk. Investments that are concentrated in a particular issuer will make the underlying fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the underlying money market fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry. Other underlying funds that concentrate in an industry may face economic, political or regulatory developments in that industry.
Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund’s distributions that comes from inflation adjustments.
Interest Rate Risk. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.
Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.
Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.
Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, borrower, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, such as value or growth investing, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market.
Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the underlying fund’s performance, the underlying fund may be more exposed to risk of loss and volatility then a fund that invests more broadly.

Prepayment and Extension Risk. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security or is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds’ investments are locked in at a lower rate for a longer period of time.
Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the underlying fund to achieve its objective.
Reinvestment Risk. The risk that the underlying fund will not be able to reinvest income or principal at the same rate it currently is earning.
Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risk:
Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.
Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the underlying funds hold securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.
Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.
Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.
Sector Risk. If an underlying fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than underlying funds that do not emphasize particular sectors. The more an underlying fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.
Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.
Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The underlying fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of its total net assets. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” an underling fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the underlying fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the underlying fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the underlying fund’s Board of Directors may authorize a significant change in investment strategy or its liquidation.
Value Securities Risk. Value securities involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

For each prospectus, Appendix A, Underlying Funds – Investment Objectives and Strategies, is amended by adding the following information:

The following is a brief description of the investment objectives and strategies of the underlying funds. Columbia Management may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable underlying fund’s prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds. For a copy of a prospectus of the underlying fund, which contains this and other information, call 800.345.6611 or visit columbiamanagement.com. Read the prospectus carefully before you invest.

Underlying Funds	Investment Objectives and strategies
Equity Funds

Columbia 120/20 Contrarian Equity Fund	Long-term growth of capital

Under normal market conditions, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) are invested in equity securities. In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager), will hold long positions and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. To complete the short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund expects to maintain an approximate net 100% long asset exposure to the equity market (long market exposure minus short market exposure), targeting 110% to 120% long exposure and 10% to 20% short exposure. Actual exposure will vary over time based on factors such as market movements and the investment manager’s assessment of market conditions. Based on these factors, the Fund’s long exposure may range between 80% and 120%, and the Fund’s short exposure may range between 0% and 20%. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Underlying Funds	Investment Objectives and strategies
Columbiasm Acorn® Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbiasm Acorn International®	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbiasm Acorn International Select®	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom). The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil). The Fund invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers.

Columbiasm Acorn Select®	Long-term capital appreciation
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of companies with market capitalizations under $20 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fun may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $20 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $20 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $20 billion.

Underlying Funds	Investment Objectives and strategies
Columbiasm Acorn USA®	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. companies. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and midsized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Columbia Asia Pacific ex-Japan Fund	The Fund seeks to provide long-term growth of capital
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. The Fund may invest in companies of any market capitalization. For these purposes, a company is considered to be “located” in the Asia Pacific Region if (i) it is organized under the laws of a country in the Asia Pacific Region; (ii) its principal place of business or principal office is in the Asia Pacific Region; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in the Asia Pacific Region. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Contrarian Core Fund	Total return consisting of long-term capital appreciation and current income
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) believes have the potential for long-term growth and current income.

Columbia Diversified Equity Income Fund	The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stock. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Underlying Funds	Investment Objectives and strategies
Columbia Dividend Income Fund	Total return, consisting of current income and capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but also may include preferred stocks and convertible securities. The Fund invests principally in securities of companies that Columbia Management Investment Advisees, LLC, the Fund’s investment adviser (the Adviser) believes are undervalued but also may invest in securities of companies that the Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size. The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low and below investment grade or are unrated but determined by the Adviser to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Columbia Emerging Markets Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

Columbia Emerging Markets Opportunity	The Fund seeks to provide shareholders with long-term capital growth.
Fund	The Fund’s assets are primarily invested in equity securities of emerging markets companies. For these purposes, emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries.

Columbia Energy and Natural Resources	Long-term capital appreciation
Fund	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of U.S. and foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or natural resources and companies that develop technologies for, and furnish energy and natural resource supplies and services to, these companies. The Fund may invest in companies that have market capitalizations of any size.

Underlying Funds	Investment Objectives and strategies
Columbia Equity Value Fund	The Fund seeks to provide shareholders with growth of capital and income.

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. These securities may provide income, offer the opportunity for long term capital appreciation, or both. The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia European Equity Fund	The Fund seeks to provide shareholders with capital appreciation.
The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. For these purposes, company is considered to be located in Europe if: (1) it is organized under the laws of a European country and has a principal office in a European country; (2) it derives at least 50% of its total revenues from businesses in Europe; or (3) its equity securities are traded principally on a stock exchange in Europe. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European issuers. Although the Fund emphasizes investments in developed countries, the Fund also may invest in companies located in developing or emerging markets.

Columbia Frontier Fund	The Fund seeks to provide shareholders with growth of capital.

Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its net assets (including any amounts borrowed for investment purposes), determined at the time of investment, in equity securities of small U.S. companies. For these purposes, small companies are currently defined as companies with market capitalization, at the time of purchase, of $2 billion or less. Companies are selected for their growth prospects (as identified by the investment manager). The Fund invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes these investments offer capital growth opportunities.

Columbia Global Equity Fund	The Fund seeks to provide shareholders with long-term capital growth.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities, including companies located in developed and emerging countries.

Underlying Funds	Investment Objectives and strategies
Columbia Global Extended Alpha Fund	The Fund seeks to provide shareholders with long-term capital growth.
Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The Fund’s subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The Fund may invest in equity securities of companies located in developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The subadviser is able to invest the proceeds from its short positions in additional long positions, ‘extending’ the equity exposure of the Fund in an effort to achieve an enhanced level of ‘alpha.’ Alpha represents how much the Fund’s return is attributable to the subadviser’s ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender.

Columbia International Value Fund	Long-term capital appreciation
The Fund invests all or substantially all of its assets in the Master Portfolio. The Master Portfolio has the same investment objective as the Fund. Under normal circumstances, the Master Portfolio invests at least 65% of its total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Master Portfolio typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries. The Master Portfolio invests primarily in foreign equity securities, such as common stock, preferred stock, or securities convertible into common stock, either directly or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Columbia Large Cap Core Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that have market capitalizations in the range of companies in the Standard & Poor’s (S&P) 500® Index at the time of purchase. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks and convertible securities like warrants and rights. The Fund may invest in securities of companies in the technology sector and also may invest in exchange-traded funds.

Columbia Large Cap Enhanced Core Fund	Total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500® Index

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P 500® Index, convertible securities that are convertible into stocks included in that index, and derivatives whose returns are closely equivalent to the returns of the S&P 500® Index or its components. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

Underlying Funds	Investment Objectives and strategies
Columbia Large Cap Growth Fund	Long-term capital appreciation
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies generally have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) believes have the potential for long-term, above-average earnings growth.

Columbia Large Cap Value Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase, that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts.

Columbia Large Growth Quantitative Fund	Long-term capital growth
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase.

Columbia Marsico Focused Equities Fund	Long-term growth of capital
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. These investments mostly consist of equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund, which is non-diversified, generally will hold a core position of between 20 and 30 common stocks that are believed to have potential for long-term growth. The number of securities held by the Fund occasionally may exceed this range, such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

Columbia Marsico Growth Fund	Long-term growth of capital
Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks. The number of securities held by the Fund occasionally may exceed this range, such as when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest up to 25% of its total assets in foreign securities, including in emerging market securities.

Underlying Funds	Investment Objectives and strategies
Columbia Marsico International Opportunities Fund	Long-term growth of capital

Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of foreign companies. The Fund may invest in an unlimited number of companies of any size throughout the world that are selected for their long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United States. The Fund may invest in common stocks of companies operating in, or economically tied to, emerging market countries. Some issuers or securities in the Fund’s portfolio may be based in, or economically tied to, the United States.

Columbia Mid Cap Growth Fund	Significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Index at the time of purchase. The Fund invests primarily in common stocks of companies that the Adviser believes have the potential for long-term, above average earnings growth. The Fund also may invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Russell Midcap Index.

Columbia Mid Cap Growth Opportunity Fund	The Fund seeks to provide shareholders with growth of capital.
Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. Columbia Management Investment Advisers, LLC (the investment manager) defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change.

Columbia Mid Cap Index Fund	Total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P MidCap 400® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P MidCap 400® Index. Different common stocks have different weightings in the S&P MidCap 400® Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the S&P MidCap 400® Index, Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the S&P MidCap 400® Index.

Columbia Mid Cap Value Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase, that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts.

Underlying Funds	Investment Objectives and strategies
Columbia Mid Cap Value Opportunity Fund	The Fund seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap® Value Index (the Index). The market capitalization range of the companies in the Index is subject to change. Up to 20% of the Fund may be invested in stocks of smaller or larger companies’ preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

Columbia Multi-Advisor International Equity Fund	Long-term capital growth
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including common stock and preferred stock) of established companies located in at least three countries other than the United States, including emerging market countries. The Fund invests in companies that are believed to have the potential for growth or to be undervalued.

Columbia Multi-Advisor International Value Fund	The Fund seeks to provide shareholders with long-term capital growth.
The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. The Fund may invest in both developed and emerging markets.

Columbia Multi-Advisor Small Cap Value Fund	The Fund seeks to provide shareholders with long-term capital appreciation.
Under normal market conditions, at least 80% of the Fund’s net assets are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

Columbia Pacific Asia Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India and other countries within this region. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

Columbia Real Estate Equity Fund	Capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs)

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs. Equity securities include, among other things, common stocks, preferred stocks and securities convertible into common and preferred stocks. A company is “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs.

Underlying Funds	Investment Objectives and strategies
Columbia Recovery and Infrastructure Fund	The Fund seeks to provide shareholders with long-term growth of capital.
The Fund is a non-diversified mutual fund that generally seeks to invest in infrastructure-related companies that appear to be undervalued or that may be temporarily out of favor, but that the investment manager believes are entering a period of recovery (i.e., a period in which these infrastructure-related companies have good prospects for growth or capital appreciation). Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities issued by infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, operation, utilization or financing of infrastructure-related assets, or have at least 50% of the fair market value of their assets invested in infrastructure-related assets.

Columbia Select Large Cap Growth Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser believes have the potential for long-term growth.

Columbia Select Large-Cap Value Fund	The Fund seeks to provide long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

Columbia Select Smaller-Cap Value Fund	The Fund seeks to provide long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Fund.

Columbia Seligman Communications and	The Fund seeks to provide capital gain.
Information Fund	Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the securities of companies operating in the communications, information and related industries. Accordingly, the Fund invests in companies operating in the information technology and telecommunications sectors as well as those in the media industry. In addition, as noted above, the Fund may invest in related industries, which provides the Fund with broad investment flexibility to invest in any industry and many of the issuers in which the Fund invests are technology and technology-related companies. These technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, health care, medical technology and technology services, such as the internet. The Fund may invest up to 25% of its net assets in foreign investments.

Underlying Funds	Investment Objectives and strategies
Columbia Seligman Global Technology Fund	The Fund seeks to provide long-term capital appreciation.
The Fund generally invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in securities of companies domiciled in any country which the investment manager believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Columbia Small Cap Core Fund	Long-term capital appreciation
Under normal market conditions, the Fund invests at least 80% of net assets in stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Index at the time of purchase. The Fund generally invests in common stocks of companies that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) believes are undervalued.

Columbia Small Cap Growth Fund I	The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor’s (S&P) SmallCap 600 Index

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of companies in the S&P SmallCap 600 Index at the time of purchase. The Fund invests primarily in common stocks of companies that the Adviser believes have the potential for long-term, above average earnings growth. The Fund may also invest up to 20% of its net assets in stocks of companies that have market capitalizations outside the range of the S&P SmallCap 600 Index.

Columbia Small Cap Value Fund I	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase, that the Adviser believes are undervalued. The Fund may invest up to 20% of its total assets in foreign securities.

Columbia Small Cap Value Fund II	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase, that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts.

Underlying Funds	Investment Objectives and strategies
Columbia Strategic Investor Fund	Long-term growth of capital by using a “value” approach to invest primarily in common stocks

Under normal circumstances, the Fund invests primarily in common stocks of companies that the Adviser believes are attractively valued and have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size and may invest a significant amount of its assets in smaller companies.

Columbia Value and Restructuring Fund	Long-term capital appreciation
Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) believes will benefit from various types of restructuring efforts or industry consolidation. The Fund may invest in companies that have market capitalizations of any size.

Fixed Income Funds

Columbia Bond Fund	Current income, consistent with minimum fluctuation in principal

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) to be of comparable quality. The Fund may invest up to 25% of its assets in dollar denominated debt securities issued by foreign governments, companies or other entities and up to 20% of its assets in preferred stock. The Fund also may invest up to 25% of its assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”) or are unrated but determined by the Adviser to be of comparable quality. The Fund’s dollar weighted average maturity and duration will vary over time depending on the Adviser’s expectations for market and economic conditions.

Columbia Convertible Securities Fund	Total return, consisting of capital appreciation and current income
Under normal circumstances, the Fund invests at least 80% of its net assets in convertible securities. The Fund may invest up to 15% of its total assets in Eurodollar convertible securities and up to 20% of its total assets in foreign securities. Most convertible securities are not investment grade-rated. Convertible securities rated below investment grade may be referred to as “junk bonds.” The Fund also may invest in other equity securities.

Underlying Funds	Investment Objectives and strategies
Columbia Corporate Income Fund	Total return, consisting primarily of current income and secondarily of capital appreciation

Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities issued by corporate and other non-governmental issuers, including dollar denominated debt securities issued by foreign companies. The Fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or in unrated securities determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) to be of comparable quality. The Fund may invest up to 40% of total assets in securities that, at the time of purchase, are below investment grade securities (commonly referred to as “high yield securities” or “junk bonds”) or in unrated securities determined by the Adviser to be of comparable quality. Under normal circumstances, the Fund’s average effective duration will be between three and ten years.

Columbia Intermediate Bond Fund	Total return, consisting of current income and capital appreciation
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest bond rating categories or are unrated securities determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser) to be of comparable quality. The Fund may invest up to 20% of net assets in securities that, at the time of purchase, are below investment grade securities (commonly referred to as “high yield securities” or “junk bonds”) or in unrated securities determined by the Adviser to be of comparable quality. Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be between three and ten years.

Columbia International Bond Fund	Total return, consisting of current income and capital appreciation
Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of foreign issuers. Generally, the Fund seeks to achieve its investment objective by investing in debt securities of issuers in at least three foreign countries, including foreign governments, quasi-governments, provincials, agencies, instrumentalities, supranationals and corporate entities. The Fund is not limited as to any particular countries in which it may invest. The Fund will invest in the securities of issuers in developed countries and the securities of issuers in emerging or developing countries. The Fund may invest up to 20% of its net assets in the securities of issuers in emerging or developing countries.

Underlying Funds	Investment Objectives and strategies
Columbia Short Term Bond Fund	Current income, consistent with minimal fluctuation of principal
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 65% of its total assets in securities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, to be of comparable quality. Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be three years or less, and its duration will be three years or less.

Columbia U.S. Treasury Index Fund	Total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses

Under normal circumstances, the Fund invests at least 80% of its net assets in securities that comprise the Citigroup Bond U.S. Treasury Index. The Citigroup Bond U.S. Treasury Index is an unmanaged index composed of U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million and which are included in the Citigroup Broad Investment-Grade Bond Index. Different securities have different weightings in the Citigroup Bond U.S. Treasury Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

For each prospectus, Appendix B, Underlying Funds – Risks, has been replaced in its entirety with the following:

Many factors affect the performance of the Funds. Each Fund’s share price change daily based on the performance of the underlying funds in which it invests. The ability of each Fund to meet its investment objective is directly related to its allocation among underlying funds and the ability of those underlying funds to meet their investment objectives. The following is a brief description of some principal risks associated with the underlying funds in which the Funds may invest as part of their principal investment strategies. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund’s prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

Risk Type	Description

Active Management Risk	Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund’s investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

Concentration Risk	Investments that are concentrated in a particular issuer, geographic region, or sector will make an underlying fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region or sector. Because of the underlying fund’s concentration, its overall value may decline to a greater degree than if the fund held a less concentrated portfolio. The more a fund diversifies, the more it spreads risk.

Confidential Information Access Risk	In managing the underlying fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the underlying fund, or held in the underlying fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the underlying fund as compared to other floating rate loan investors, and may adversely affect the price the underlying fund pays for the loans it purchases, or the price at which the underlying fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the underlying fund’s performance.

Counterparty Risk	The risk that a counterparty to a security or loan held by an underlying fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk	The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the underlying fund purchases unrated securities, or if the rating of a security is reduced after purchase, the underlying fund will depend on the investment manager’s analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Derivatives Risk	Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the underlying fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the underlying fund. Derivative instruments in which the underlying funds invest will typically increase each such fund’s exposure to principal risks to which they are otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.
Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.
Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.
Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.
Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.
Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.
Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

Dividend and Income Risk	The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from a Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by a fund may reduce the dividends paid on such securities.

ETF Risk	An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the underlying fund’s expenses and similar expenses incurred through ownership of the ETF.

Focused Portfolio Risk	The underlying fund, because it may invest in a limited number of companies, may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the underlying fund’s net asset value. To the extent the underlying fund invests its assets in fewer securities, the underlying fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk	The underlying fund’s exposure to foreign currencies subjects the underlying fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic, political or social developments or other events or conditions in the U.S. or abroad. As a result, the underlying fund’s exposure to foreign currencies may reduce the returns of the underlying fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult or impossible.

Geographic Concentration Risk	The underlying fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which an underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

Highly Leveraged Transactions Risk	The loans or other securities in which the underlying fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The underlying fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the underlying fund’s investment manager, or subadviser, as the case may be, upon its credit analysis to be a suitable investment by such underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk	Non-investment grade loans or other debt securities, commonly called “high-yield “or “junk,” may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or other debt securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the underlying fund to sell the loan at a price approximating the value previously placed on it.

Impairment of Collateral Risk	The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the underlying fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk	Investments that are concentrated in a particular industry will make the underlying fund’s portfolio value more susceptible to the events or conditions impacting that particular industry (i.e., if an underlying fund invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry).

Inflation Protected Securities Risk	Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk	Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

Interest Rate Risk	Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk	An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the underlying fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Leverage Risk	Leverage occurs when the underlying fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the underlying fund’s short sales effectively leverage the underlying fund’s assets. The use of leverage creates certain risks for underlying funds shareholders, including the greater likelihood of higher volatility of the underlying fund’s return, and its net asset value. Changes in the value of the Fund’s portfolio securities will have a disproportionate effect on the net asset value per share when leverage is used. The underlying fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the underlying fund’s overall returns. There is no guarantee that a leveraging strategy will be successful.

Liquidity Risk	The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk	The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies and for certain specialized instruments such as floating rate loans, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause a fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk	Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Mid-Sized Company Risk	Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of mid-sized companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Mortgage-Related and Other Asset-Backed Securities Risks	Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an underlying fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Non-Diversification Risk	Although the Funds are diversified funds, certain of the underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the underlying fund’s performance, underlying funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Prepayment and Extension Risk	Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest in securities or loans providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the underlying fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk	Certain underlying funds use quantitative methods that may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the underlying funds to achieve their objectives.

Real Estate Industry Risk	Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making such underlying fund susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including real estate investment trusts (REITs).
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Reinvestment Risk	The risk that the underlying fund will not be able to reinvest income or principal at the same rate it currently is earning.

Risks of Foreign/Emerging Markets Investing	Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:
Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.
Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.
Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.
Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Sector Risk	If an underlying fund emphasizes one or more economic sectors or industries, it may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds that do not so emphasize. The more an underlying fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small and Mid-Sized Company Risk	Investments in small and medium-sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium-sized companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

Small Company Risk	Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small capitalization companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Stripped Securities Risk	Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Tax Risk	As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund’s total net assets. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

Technology and Technology-Related Investment Risk	An underlying fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the underlying fund. Finally, the underlying fund may be susceptible to factors affecting the technology and technology-related industries, and the underlying fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.
The underlying fund seeks to limit risk by allocating investments among different sectors within the technology industry, as well as among different foreign markets. Allocating among a number of sectors reduces the effect the performance of any one sector or events in any one country will have on the underlying fund’s entire investment portfolio. However, a decline in the value of one of the underlying fund’s investments may offset potential gains from other investments.

Value Securities Risk	Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the underlying fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

S-6394-12 A (1/11)
Valid until next prospectus update.